UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2012

General Electric Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	01-06461	13-1500700

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Main Avenue, Norwalk, Connecticut		06851-1168

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 840-6300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 12, 2012, General Electric Capital Corporation (the “Corporation”) closed a public offering of $300,000,000 aggregate principal amount of its Floating Rate Senior Secured Notes due December 11, 2015 (the “Floating Rate Secured Notes”), $1,000,000,000 aggregate principal amount of its 1.000% Senior Secured Notes due December 11, 2015 (the “2015 Secured Notes”) and $400,000,000 aggregate principal amount of its 2.100% Senior Secured Notes due December 11, 2019 (the “2019 Secured Notes” and, together with the Floating Rate Secured Notes and the 2015 Secured Notes, the “Secured Notes”), pursuant to an underwriting agreement (the “Underwriting Agreement”), dated December 5, 2012, between the Corporation and Goldman, Sachs & Co. as representative of the underwriters named therein.

The Secured Notes were issued pursuant to an Indenture dated as of December 12, 2012 (the “Indenture”), among the Corporation, The Bank of New York Mellon, as trustee and Wells Fargo Bank Northwest, N.A. as security trustee (the “Security Trustee”), and are secured by a security interest in certain aircraft and related assets pursuant to an Aircraft Mortgage and Security Agreement dated as of December 12, 2012 (the “Mortgage”), among the grantors listed on the signature pages thereto and additional grantors who from time to time become grantors thereunder, and the Security Trustee.

The Secured Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3, as amended by Post-Effective Amendment No. 1 thereto (File No. 333-178262) (the “Registration Statement”), as supplemented by a preliminary prospectus supplement filed with the Securities and Exchange Commission (“SEC”) on December 5, 2012, and a final prospectus supplement filed with the SEC on December 6, 2012. This Current Report on Form 8-K is incorporated by reference into the Registration Statement.

The foregoing description of the Secured Notes, the Underwriting Agreement, the Indenture, the Mortgage and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 5, 2012, between the Corporation and Goldman, Sachs & Co. as representative of the underwriters named therein.

4.1	Indenture, dated as of December 12, 2012, among the Corporation, The Bank of New York Mellon, as Trustee, and Wells Fargo Bank Northwest, N.A., as Security Trustee.

4.2	Form of 2015 Secured Note (included in Exhibit 4.1).

4.3	Form of 2019 Secured Note (included in Exhibit 4.1).

4.4	Form of Floating Rate Secured Note (included in Exhibit 4.1).

4.5

Aircraft Mortgage and Security Agreement dated as of December 12, 2012, among the initial grantors listed on the signature pages thereto and the additional grantors who from time to time become grantors under the agreement, and Wells Fargo Bank Northwest, N.A., as Security Trustee.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL ELECTRIC CAPITAL CORPORATION
(Registrant)

	By:	/s/ Kathryn A. Cassidy

Kathryn A. Cassidy Senior Vice President, Corporate Treasury and Global Funding Operation
Date: December 13, 2012